Exhibit 99.2

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology Ireland Limited § Case No. 22-11294 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2022 Petition Date: 12/11/2022 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 1 Debtor’s Full-Time Employees (as of date of order for relief): 1 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew S. Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 02/08/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Clovis Oncology Ireland Limited | Case No. 22-11294

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$631,500	
b.	Total receipts (net of transfers between accounts)	$14,210	$14,210
c.	Total disbursements (net of transfers between accounts)	$23,752	$23,752
d.	Cash balance end of month (a+b-c)	$621,958	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$23,752	$23,752

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$4,609
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$13,247,702
d	Total current assets	$21,196,653
e.	Total assets	$21,230,848
f.	Postpetition payables (excluding taxes)	$18,815,829
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$18,815,829
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$74,315
n.	Total liabilities (debt) (j+k+l+m)	$18,890,144
o.	Ending equity/net worth (e-n)	$2,340,704

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,916,352	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,057,856	
c.	Gross profit (a-b)	$858,496	
d.	Selling expenses	$0	
e.	General and administrative expenses	$13,875	
f.	Other expenses	$-275,635	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$11,935	
i.	Taxes (local, state, and federal)	$397,526	
j.	Reorganization items	$0	
k.	Profit (loss)	$710,795	$710,795

UST Form 11-MOR (12/01/2021) 2

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy)    Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy)    Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 6

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ● No ○	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ● No ○	
d.	Are you current on postpetition tax return filings?	Yes ● No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ●	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ● N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○	

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Daniel W. Muehl	Daniel W. Muehl
Signature of Responsible Party	Printed Name of Responsible Party
Executive Vice President and Chief Financial Officer	02/08/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: Dec 11—Dec 31, 2022 Debtor Third-Party Cash Disbursements Clovis Oncology, Inc. 1,392,300 Clovis Oncology UK Limited 86,398 Clovis Oncology Ireland Limited 23,752 Total 1,502,450 Debtor Third-Party Cash Receipts Clovis Oncology, Inc. 32,739,902 Clovis Oncology UK Limited 25,957 Clovis Oncology Ireland Limited - Total 32,765,860 #AlixPartners General

In re: Clovis Oncology, Inc.
Bank Account Information

Lead Case No: 22-11292 (JKS)
Reporting Period: Dec 11 - Dec 31, 2022

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End (USD)
Clovis Oncology, Inc.	JP Morgan	9101	Lockbox Account	4,838,538
Clovis Oncology, Inc.	JP Morgan	8623	Operating Account	26,993,091
Clovis Oncology, Inc.	JP Morgan	9601	Operating Account	34
Clovis Oncology, Inc.	JP Morgan	9602	Operating Account	2,056
Clovis Oncology, Inc.	JP Morgan	3424	Operating Account	687
Clovis Oncology, Inc.	JP Morgan	8157	Investment Account	6,672,490
Clovis Oncology, Inc.	JP Morgan	2038	Investment Account	100,000
Clovis Oncology UK Limited	JP Morgan	4225	Lockbox Account	2,984,136
Clovis Oncology UK Limited	JP Morgan	2330	Operating Account	4,903,362
Clovis Oncology Ireland Limited	JP Morgan	0565	Lockbox Account	68,626
Clovis Oncology Ireland Limited	JP Morgan	1185	Operating Account	553,332
Sub Total - Bank Accounts				**47,116,352**
Total				**47,116,352**

AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)
Unaudited Balance Sheet as of December 31, 2022 Reporting Period: Dec 11 - Dec 31, 2022

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Assets			
Current Assets:			
Cash and Cash Equivalents	38,606,897	7,887,498	621,957
Trade Accounts Receivable, Net	12,621,898	5,802,510	4,609
Interco Receivables	21,953,479	551	7,283,042
Pre-Petition - Inter Company Debtor Receivables			
Inventories	96,207,143	-	13,247,702
Prepayments and Deposits	15,582,729	14,793	12,950
Other Assets - Current	12,417	2,735,563	26,392
IC Investment in Subsidiaries	2	229,143	-
Total Current Assets	**184,984,565**	**16,670,057**	**21,196,653**
Non-Current Assets:			
Property, Plant and Equipment, Net	481,414	136,605	-
Goodwill	63,074,218	-	-
Other Intangible Assets, Net	55,000,286	-	-
Other Assets - Non-current	11,441,315	262,827	34,195
Total Non-Current Assets	**129,997,233**	**399,433**	**34,195**
Total Assets	**314,981,798**	**17,069,489**	**21,230,848**
Liabilities			
Current Liabilities:			
DIP Financing	30,000,000	-	-
Trade Accounts Payable, Net	1,331,976	76,940	34,005
Interco Payables	(409,039)	754,943	18,362,246
Misc. Liabilities & Accrued Expenses	8,931,561	4,164,577	109,788
Accrued Taxes (Income, Payroll, etc.)	(17,614)	1,897,591	277,806
Lease Liability - Short-term	130,920	202,777	16,965
Other Notes Payable - Current	-	-	-
Total Current Liabilities	**39,967,803**	**7,096,829**	**18,800,809**
Non-Current Liabilities			
Lease Liability - Long-term	0	0	15,019
Total Non-Current Liabilities	**0**	**0**	**15,019**
Liabilities Subject to Compromise	**845,598,583**	**7,294,983**	**74,315**
Total Liabilities	**885,566,386**	**14,391,812**	**18,890,144**
Equity			
Common Stock	145,068	2	141
Additional Paid in Capital	2,691,517,358	-	-
Accumulated Other Comprehensive Loss	(41,905,090)	(459,281)	86,265
Accumulated Deficit	(3,220,341,925)	3,136,957	2,254,299
Total Equity	**(570,584,588)**	**2,677,677**	**2,340,704**
Total Liabilities and Equity	**314,981,798**	**17,069,489**	**21,230,848**

Notes:

1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)

Unaudited Statement of Operations for the month of December 2022 Reporting Period: Dec 11 - Dec 31, 2022

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Total Revenue	**7,446,976**	**445,325**	**1,916,352**
Operating Expenses:			
Cost of Goods Sold	804,825	565,937	1,057,856
Royalty Expense	1,343,202	-	-
Research and Development	3,632,718	-	-
General and Administrative	11,669,979	586,405	13,875
Selling Expenses	(208,763)	66,291	-
Operating Taxes	72,018	-	-
Other Operating Expenses	514,810	-	-
Total Operating Expenses	**17,828,790**	**1,218,633**	**1,071,732**
Total Operating Profit (Loss)	**(10,381,814)**	**(773,308)**	**844,620**
Other Income and Expenses:			
Interest Income	37,853	-	-
Gain/Loss from Sale of Assets	(3,153,757)	(770,843)	-
Interest Expense	120,230,198	1,861	11,935
Foreign Currency Translation Adjustments	(379,321)	36,970	(275,635)
Gain/Loss on Available-For-Sale Securities	32,848	-	-
Reorganization Costs	80,259	(113,255)	-
Income Tax Expense	-	(251,313)	397,526
Net Other Income	**(123,079,889)**	**(445,106)**	**(133,825)**
Net Income	**(133,461,703)**	**(1,218,414)**	**710,795**

Notes:

1) The activity reported above represents the full month of December.

2) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

AlixPartners General

In re: Clovis Oncology, Inc.
Accounts Receivable Reconciliation and Aging

Lead Case No: 22-11292 (JKS)
Reporting Period: Dec 11 - Dec 31, 2022

Clovis Oncology, Inc.

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	12,801,690	330,030	-	-	13,131,720
Less: Prompt Pay Discounts & Returns	(492,373)	-	-	-	(492,373)
Less: Allowance for Bad Debts	(15,799)	(1,650)	-	-	(17,449)
Net Accounts Receivable	**12,293,518**	**328,380**	-	-	**12,621,898**

Clovis Oncology UK Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	5,819,970	-	-	-	5,819,970
Less: Allowance for Bad Debts	(17,460)	-	-	-	(17,460)
Net Accounts Receivable	**5,802,510**	-	-	-	**5,802,510**

Clovis Oncology Ireland Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	4,632	-	-	-	4,632
Less: Allowance for Bad Debts	(23)	-	-	-	(23)
Net Accounts Receivable	**4,609**	-	-	-	**4,609**

AlixPartners General

In re: Clovis Oncology, Inc.
Post-Petition Accounts Payable Aging

Lead Case No: 22-11292 (JKS)
Reporting Period: Dec 11 - Dec 31, 2022

Debtor	Total	Current	0-30 Days	31-60 Days	61-90 Days	91+ Days
Clovis Oncology, Inc.	1,332,293	704,466	353,408	24,587	7,163	242,669
Clovis Oncology UK Limited	76,940	45,240	31,728	(28)	-	-
Clovis Oncology Ireland Limited	34,005	34,005	-	-	-	-
Net Accounts Payable	**1,443,238**	**783,711**	**385,136**	**24,559**	**7,163**	**242,669**

Notes:

1) While the Debtors' AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case.

AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: Dec 11—Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Net Book Value Computer Equipment 159,402 107,204 -Furniture and Fixtures 246,621 4,267 -Lab Equipment 5,460 -Leasehold Improvements 47,600 — -Licensed Software — -Manufacturing Equipment 5,512 -Office Equipment 9,929 1,389 -Trade Booth — — - Net Book Value 474,524 112,859 - #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: Dec 11—Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Payments to Insiders 145,763—— The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of December 11 through December 31, 2022. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period. /s/ Daniel W. Muehl 02/08/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements. #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: Dec 11—Dec 31, 2022 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 02/08/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual #AlixPartners General